UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21552
                                                     ---------

                    J.P. Morgan Multi-Strategy Fund, L.L.C.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            245 Park Avenue, Floor 3
                               New York, NY 10167
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Ronan O'Comhrai, Esq.
                 J.P. Morgan Alternative Asset Management, Inc.
                            245 Park Avenue, Floor 8
                               New York, NY 10167
        ----------------------------------------------------------------
                     (Name and address of agent for service)

                                    Copy to:
                                  James G. Silk
                          Willkie Farr & Gallagher LLP
                               1875 K Street, N.W.
                           Washington, D.C. 20006-1238

        registrant's telephone number, including area code: 212-648-1953
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2009
                                              --------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                    J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.


                              FINANCIAL STATEMENTS

                       For the year ended March 31, 2009

                    J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                              Financial Statements
                       For the year ended March 31, 2009



                                    CONTENTS


Report of Independent Registered Public Accounting Firm ...................    1

Schedule of Investments ...................................................    2

Statement of Assets, Liabilities and Members' Capital .....................    4

Statement of Operations ...................................................    5

Statement of Changes in Members' Capital ..................................    6

Statement of Cash Flows ...................................................    7

Financial Highlights ......................................................    8

Notes to Financial Statements .............................................    9

Directors and Officers Biographical Data ..................................   18

Supplemental Disclosure (unaudited) .......................................   23

[LOGO OMITTED}
PricewaterhouseCoopers
--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  PricewaterhouseCoopers Center
                                                  300 Madison Avenue
                                                  New York NY 10017
                                                  Telephone (646) 471 3000
                                                  Facsimile (813) 286 6000




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Members of J.P. Morgan Multi-Strategy Fund, L.L.C.:


In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Multi-Strategy Fund, L.L.C. (the "Fund") at March 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2009 by correspondence with the investment funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

May 29, 2009

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                             Schedule of Investments
                                 March 31, 2009


                                                                                                  % OF
                                                                                                MEMBERS'
STRATEGY                        INVESTMENT FUND                    COST         FAIR VALUE      CAPITAL        LIQUIDITY    FOOTNOTE
--------                        ---------------                ------------    ------------     --------     -------------  --------
Credit                          Centar Investment
                                  Group (Asia) L.P.            $  5,150,000    $  4,770,253       2.64%        Quarterly
Credit                          Good Hill Partners Fund L.P.      3,000,000       2,293,748       1.27%      Semi-Annually
Credit                          Plainfield Special Situations
                                  Onshore Feeder, L.P.            3,900,000       3,087,770       1.71%        Quarterly
Credit                          Strategic Value Restructuring
                                  Fund, L.P.                      4,017,692       4,125,685       2.29%        Annually        (A)
Credit                          Waterfall Eden Fund, L.P.         6,150,000       5,265,505       2.92%        Quarterly
Credit                          Waterfall Victoria Fund, L.P.     1,600,000       1,674,991       0.93%      Semi-Annually
                                                               ------------    ------------     ------

                                TOTAL                            23,817,692      21,217,952      11.76%
                                                               ------------    ------------     ------

Long/Short Equities             Black Bear Fund I, L.P.           3,193,449       2,199,880       1.22%        Quarterly
Long/Short Equities             Deerfield Partners, L.P.          6,700,000       7,164,408       3.97%      Semi-Annually
Long/Short Equities             Eastern Advisor Fund, L.P.          322,253         585,377       0.33%       Side Pocket
Long/Short Equities             Egerton Capital Partners, L.P.    3,800,190       2,999,527       1.66%        Quarterly
Long/Short Equities             Glenview Institutional
                                  Partners, L.P.                  4,715,676       3,109,318       1.72%        Quarterly
Long/Short Equities             Pennant Windward Fund, L.P.       5,000,000       5,253,885       2.91%        Quarterly
Long/Short Equities             PMA Prospect Fund                   696,453         573,777       0.32%       Side pocket
Long/Short Equities             Tremblant Concentrated
                                  Fund, L.P.                        700,000         419,787       0.23%                        (C)
Long/Short Equities             ValueAct Capital
                                  Partners, L.P.                  5,258,910       3,824,971       2.12%        Annually
Long/Short Equities             ValueAct Capital
                                  Partners III, L.P.                765,887         306,921       0.17%                        (C)
                                                               ------------    ------------     ------

                                TOTAL                            31,152,818      26,437,851      14.65%
                                                               ------------    ------------     ------

Merger Arbitrage/Event Driven   Apollo Asia Opportunity
                                  Fund, L.P.                      4,150,000       3,037,561       1.68%        Quarterly
Merger Arbitrage/Event Driven   Deephaven Event Fund, LLC           823,612         313,715       0.17%                        (C)
Merger Arbitrage/Event Driven   Pendragon Lancelot II
                                  Fund, LLC                         763,240         375,013       0.21%                        (C)
Merger Arbitrage/Event Driven   Pentwater Event Fund, LLC         5,000,000       3,514,927       1.95%        Annually        (B)
Merger Arbitrage/Event Driven   Taconic Opportunity
                                  Fund, L.P.                      3,300,000       2,859,565       1.59%        Quarterly
                                                               ------------    ------------     ------

                                TOTAL                            14,036,852      10,100,781       5.60%
                                                               ------------    ------------     ------

Opportunistic/Macro             Brevan Howard, L.P.               3,294,971       6,214,132       3.44%         Monthly
Opportunistic/Macro             Brevan Howard Multi-Strategy
                                  Fund, L.P.                      3,100,000       3,347,163       1.86%         Monthly
Opportunistic/Macro             Red Kite Metals Fund, LLC         2,374,785       1,818,948       1.01%        Quarterly
                                                               ------------    ------------     ------

                                TOTAL                             8,769,756      11,380,243       6.31%
                                                               ------------    ------------     ------

Relative Value                  Aviator Partners, L.P.                8,179           1,714       0.00%                        (C)
Relative Value                  BAM Opportunity, L.P.             5,651,454       6,653,663       3.69%        Quarterly
Relative Value                  Black River Commodity
                                  Multi-Strategy Fund, LLC        4,136,924       4,248,149       2.35%      Semi-Annually
Relative Value                  CQS Volatility Feeder Fund
                                  Limited                         6,500,000       4,792,712       2.66%                        (C)
Relative Value                  D.E. Shaw Composite Fund, LLC     5,603,768       5,787,485       3.21%        Quarterly
Relative Value                  D.E. Shaw Oculus Fund, LLC        2,664,098       5,323,076       2.95%        Quarterly
Relative Value                  DKR Sound Shore Oasis
                                  Fund, L.P.                      4,704,790       4,564,488       2.52%        Quarterly
Relative Value                  Chestnut Fund Ltd.                  136,431         124,736       0.07%                        (C)
Relative Value                  Evolution M Fund, L.P.            3,913,908       4,244,603       2.35%        Quarterly       (A)
Relative Value                  Hudson Bay Fund, L.P.             6,300,000       8,033,584       4.45%        Quarterly
Relative Value                  Magnetar Capital Fund, L.P.       2,244,044       1,805,105       1.00%      Semi-Annually
Relative Value                  Magnetar Risk Linked
                                  Fund (US) Ltd.                  4,800,000       3,545,685       1.97%      Semi-Annually     (B)
Relative Value                  QVT Associates, L.P.              8,388,098       7,414,977       4.11%        Quarterly       (B)
Relative Value                  Viridian Fund, L.P.               8,350,000       8,730,304       4.84%        Quarterly
Relative Value                  Whiteside Energy Domestic L.P.    4,950,000       5,522,967       3.06%        Quarterly
                                                               ------------    ------------     ------

                                TOTAL                            68,351,694      70,793,248      39.23%
                                                               ------------    ------------     ------

Short Selling                   Copper River Partners, L.P.       2,442,497         836,500       0.46%                        (C)
Short Selling                   Icarus Partners, L.P.             3,000,000       3,061,771       1.70%        Quarterly
Short Selling                   Kingsford Capital
                                  Partners, L.P.                  1,420,224       1,967,928       1.09%        Quarterly
                                                               ------------    ------------     ------

                                TOTAL                             6,862,721       5,866,199       3.25%
                                                               ------------    ------------     ------

                                TOTAL INVESTMENTS              $152,991,533     145,796,274      80.80%
                                                               ============

                                Other Assets, less Other
                                  Liabilities                                    34,643,875      19.20%
                                                                               ------------     ------

                                MEMBERS' CAPITAL                               $180,440,149     100.00%
                                                                               ============     ======

(A) Investment Fund is restructuring
(B) Investment Fund has suspended redemptions
(C) Investment Fund is in liquidation

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                                 March 31, 2009


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA SHOWN IN PRINTED GRAPHIC AS FOLLOWS:

Relative Value                     48.56%
Long/Short Equities                18.13%
Credit                             14.55%
Opportunistic/Macro                 7.81%
Merger Arbitrage/Event Driven       6.93%
Short Selling                       4.02%


THE INVESTMENTS IN INVESTMENT FUNDS SHOWN ABOVE, REPRESENTING 80.80% OF MEMBERS' CAPITAL, HAVE BEEN VALUED AT FAIR VALUE AS DISCLOSED IN NOTE 2B.

None of the Investment Funds are related parties. The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentive fees/allocations of 20% to 30% of net profits earned.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

              Statement of Assets, Liabilities and Members' Capital
                                 March 31, 2009


ASSETS
Investments in investment funds, at fair value
  (cost $152,991,533)                                              $145,796,274
Cash and cash equivalents                                            20,393,052
Investments paid in advance                                           9,800,000
Receivable for Investments sold                                      10,294,725
Prepaid fees                                                             47,892
Interest receivable                                                       1,542
                                                                   ------------
           TOTAL ASSETS                                             186,333,485
                                                                   ------------

LIABILITIES
Tender offer proceeds payable                                         4,162,156
Contributions received in advance                                       965,000
Management Fees and Manager Administrative
  Services fees payable                                                 428,047
Professional fees payable                                               255,535
Administration fees payable                                              59,194
Other accrued expenses                                                   23,404
                                                                   ------------
           TOTAL LIABILITIES                                          5,893,336
                                                                   ------------

MEMBERS' CAPITAL                                                   $180,440,149
                                                                   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                     Statement of Operations
                For the year ended March 31, 2009


INVESTMENT INCOME
Interest                                                                      $     89,361
                                                                              ------------

EXPENSES
Management Fees and Manager Administrative Services Fees                         2,553,009
Professional fees                                                                  331,075
Administration fees                                                                320,283
Insurance expenses                                                                  62,946
Directors fees                                                                      33,053
Custodian fees                                                                      13,676
Other expenses                                                                      57,442
                                                                              ------------
    Total expenses                                                               3,371,484
                                                                              ------------

    NET INVESTMENT LOSS                                                         (3,282,123)
                                                                              ------------

REALIZED AND UNREALIZED LOSS FROM INVESTMENT FUND TRANSACTIONS
Net realized loss from investment fund transactions                             (3,665,924)
Net change in unrealized depreciation on investment funds                      (30,164,414)
                                                                              ------------

    Net realized and unrealized loss from investment fund transactions         (33,830,338)
                                                                              ------------

NET DECREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                      $(37,112,461)
                                                                              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                    Statement of Changes in Members' Capital
                        For the year ended March 31, 2009

                                                                   MANAGING         SPECIAL          OTHER
                                                                    MEMBER          MEMBERS         MEMBERS          TOTAL
FROM INVESTMENT ACTIVITIES
  Net investment loss                                               $  (205)       $    (848)    $ (3,281,070)    $ (3,282,123)
  Net realized loss from investment fund transactions                  (174)            (720)      (3,665,030)      (3,665,924)
  Net change in unrealized depreciation on investment funds          (1,817)          (7,500)     (30,155,097)     (30,164,414)
  Performance allocation                                                 --               --               --               --
                                                                    ----------------------------------------------------------
NET DECREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS             (2,196)          (9,068)     (37,101,197)     (37,112,461)

FROM MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                                                  --               --       87,511,300       87,511,300
  Repurchase fee                                                         --               --            3,187            3,187
  Capital redemptions                                                    --               --      (18,777,692)     (18,777,692)
                                                                    ----------------------------------------------------------
    NET INCREASE IN MEMBERS' CAPITAL DERIVED
      FROM CAPITAL TRANSACTIONS                                          --               --       68,736,795       68,736,795
                                                                    ----------------------------------------------------------
    NET CHANGE IN MEMBERS' CAPITAL                                   (2,196)          (9,068)      31,635,598       31,624,334
    MEMBERS' CAPITAL AT APRIL 1, 2008                                12,653           52,233      148,750,929      148,815,815
                                                                    ----------------------------------------------------------
    MEMBERS' CAPITAL AT MARCH 31, 2009                              $10,457        $  43,165     $180,386,527     $180,440,149
                                                                    ==========================================================

                        For the year ended March 31, 2008

                                                                   MANAGING         SPECIAL          OTHER
                                                                    MEMBER          MEMBERS         MEMBERS          TOTAL
FROM INVESTMENT ACTIVITIES
  Net investment loss                                               $  (208)       $  (5,540)    $ (2,636,703)    $ (2,642,451)
  Net realized gain from investment fund transactions                   960           29,947       11,657,969       11,688,876
  Net change in unrealized depreciation on investment funds            (127)         (14,180)        (876,150)        (890,457)
  Performance allocation                                                (29)         375,065         (375,036)              --
                                                                    ----------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                596          385,292        7,770,080        8,155,968

FROM MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                                                  --               --       26,394,200       26,394,200
  Repurchase fee                                                         --                7            2,253            2,260
  Capital redemptions                                                    --         (861,324)     (42,319,885)     (43,181,209)
                                                                    ----------------------------------------------------------
    NET DECREASE IN MEMBERS' CAPITAL DERIVED
      FROM CAPITAL TRANSACTIONS                                          --         (861,317)     (15,923,432)     (16,784,749)
                                                                    ----------------------------------------------------------
    NET CHANGE IN MEMBERS' CAPITAL                                      596         (476,025)      (8,153,352)      (8,628,781)
    MEMBERS' CAPITAL AT APRIL 1, 2007                                12,057          528,258      156,904,281      157,444,596
                                                                    ----------------------------------------------------------
    MEMBERS' CAPITAL AT MARCH 31, 2008                              $12,653        $  52,233     $148,750,929     $148,815,815
                                                                    ==========================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                             Statement of Cash Flows
                        For the year ended March 31, 2009


CASH FLOWS FROM OPERATING ACTIVITIES
  Net decrease in members' capital derived from operations                         $(37,112,461)
  Adjustments to reconcile net increase in members' capital derived from operations to net cash used in operating activities:
    Purchases of investment funds                                                   (77,000,190)
    Proceeds from dispositions of investment funds                                   38,792,799
    Net realized loss from investment fund transactions                               3,665,924
    Net change in unrealized loss on investment funds                                30,164,414
    Increase in investments paid in advance                                          (5,800,000)
    Increase in receivable for investments sold                                      (2,003,426)
    Increase in prepaid fees                                                            (19,155)
    Decrease in interest receivable                                                      11,281
    Increase in professional fees payable                                               113,800
    Increase in management fees and manager administrative services fees payable        245,717
    Increase in administration fees payable                                              41,117
    Increase in other accrued expenses                                                   22,468
                                                                                   ------------

      NET CASH USED IN OPERATING ACTIVITIES                                         (48,877,712)
                                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contributions                                                              83,921,487
  Capital redemptions                                                               (23,663,891)
                                                                                   ------------

      NET CASH PROVIDED BY FINANCING ACTIVITIES                                      60,257,596
                                                                                   ------------

NET INCREASE IN CASH                                                                 11,379,884

Cash and cash equivalents at beginning of year                                        9,013,168
                                                                                   ------------

Cash and cash equivalents at end of year                                           $ 20,393,052
                                                                                   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

                              Financial Highlights


RATIOS AND OTHER FINANCIAL HIGHLIGHTS

The following represents the ratios to average net assets and other financial highlights information for Members' Capital other than the Managing Member and the Special Member:


                                                                                                                     FOR THE PERIOD
                                                                                                                     FROM AUGUST 1,
                                                                                                                          2004
                                                 FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR   (COMMENCEMENT OF
                                                    ENDED             ENDED            ENDED            ENDED        OPERATIONS) TO
                                                MARCH 31, 2009    MARCH 31, 2008   MARCH 31, 2007   MARCH 31, 2006   MARCH 31, 2005
                                                --------------    --------------   --------------   --------------   --------------
TOTAL RETURN BEFORE PERFORMANCE ALLOCATION          (17.36%)           5.18%            6.33%            8.96%           4.80%(c)
PERFORMANCE ALLOCATION                                0.00%           (0.23%)          (0.18%)          (0.42%)         (0.24%)(c)
                                                    --------          -------          -------          ------          -------
TOTAL RETURN AFTER PERFORMANCE ALLOCATION           (17.36%)           4.95%            6.15%            8.54%           4.56%(c)

RATIOS TO AVERAGE NET ASSETS:
    Expenses, before waivers (a)                      1.87%            1.82%            1.85%            2.30%           3.05%(b)

    Expenses, net of waivers (a)                      1.87%            1.82%            1.85%            2.20%           2.30%(b)
    Performance allocation                            0.00%            0.24%            0.20%            0.45%           0.26%
                                                    --------          -------          -------          ------          -------
    Expenses including performance allocation,
    net of waivers(a)                                 1.87%            2.06%            2.05%            2.65%           2.56%(b)

    Net investment loss, before waivers (a)          (1.82%)          (1.68%)          (1.61%)          (2.19%)         (3.00%)(b)
    Net investment loss, net of waivers (a)          (1.82%)          (1.68%)          (1.61%)          (2.09%)         (2.25%)(b)

 Portfolio turnover rate                             23.76%           20.89%           34.88%           38.28%           2.30%(c)

 Net Assets applicable to Other Members           $180,386,527    $148,750,929      $156,904,281     $127,184,066     $86,505,763

(a) The Investment Manager and PFPC Inc. waived fees and expenses for the period ended March 31, 2005 and for the year ended March 31, 2006.
(b) Annualized
(c) Not annualized

THE ABOVE RATIOS AND TOTAL RETURNS ARE CALCULATED FOR OTHER MEMBERS TAKEN AS A WHOLE. AN INDIVIDUAL INVESTOR'S RETURN MAY VARY FROM THESE RETURNS BASED ON THE TIMING OF CAPITAL CONTRIBUTIONS AND PERFORMANCE ALLOCATION.

THE ABOVE EXPENSE RATIOS DO NOT INCLUDE THE EXPENSES FROM THE UNDERLYING FUND INVESTMENTS. HOWEVER, TOTAL RETURNS TAKE INTO ACCOUNT ALL EXPENSES.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

Notes to Financial Statements March 31, 2009
--------------------------------------------------------------------------------

1.  ORGANIZATION

J.P. Morgan Multi-Strategy Fund, L.L.C. (the "Fund") was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds ("Investment Funds") that are managed by experienced third-party investment advisers ("Portfolio Managers") who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies.

J.P. Morgan Alternative Asset Management, Inc. (the "Investment Manager"), a corporation formed under the laws of the State of Delaware and an affiliate of JPMorgan Chase & Co. ("JPMorgan Chase"), is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Board of Directors (the "Board"). Ehrlich Associates, L.L.C., a limited liability company formed under the laws of the State of Delaware (the "Managing Member"), serves as the managing member of the Fund. The Managing Member is registered as a commodity pool operator with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association ("NFA").

CMRCC, Inc., a corporation formed under the laws of the State of New York and an affiliate of the Investment Manager, is the special member of the Fund (the "Special Member"). The Special Member is entitled to all incentive-based performance allocations, if any, from Members' accounts.

2.  SIGNIFICANT ACCOUNTING POLICIES

A.  USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B.  PORTFOLIO VALUATION

The net asset value of the Fund is determined by or at the direction of the Investment Manager as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  PORTFOLIO VALUATION (CONTINUED)

As a general matter, the fair value of the Fund's interest in an Investment Fund as determined by the Investment Manager represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Investment Manager believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Investment Manager would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Investment Manager Fund values the Fund's portfolio. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be significant.

Investments  in  Investment  Funds  with  a  value  of  $145,796,274   which  is
approximately 80.80% of the Fund's net assets at March 31, 2009, have been fair valued and are illiquid and restricted as to resale or transfer.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in so-called "side pockets", sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.

In September 2006, the Statement of Financial Accounting Standards No. 157 - Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below.

    -- Level 1 - quoted prices in active markets for identical securities
    -- Level 2 - other  significant  observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    -- Level 3 - significant  unobservable  inputs  (including  the  Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  PORTFOLIO VALUATION (CONTINUED)

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                       --------------------------------------------
                                                  Investments in
                                                    Securities
                       --------------------------------------------

                       --------------------------------------------
                       Level 1                    $         --
                       --------------------------------------------
                       Level 2                              --
                       --------------------------------------------
                       Level 3                     145,796,274
                       --------------------------------------------
                       Total                      $145,796,274
                       --------------------------------------------



SFAS 157 also requires a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

                       -------------------------------------------------------
                                                             Investments in
                                                               Securities
                       -------------------------------------------------------

                       -------------------------------------------------------
                       Balances as of 03/31/08               $141,419,220
                       -------------------------------------------------------
                       Realized gain (loss)                    (3,665,924)
                       -------------------------------------------------------
                       Change in unrealized appreciation
                       (depreciation)                         (30,164,413)
                       -------------------------------------------------------
                       Net purchases (sales)                   38,207,391
                       -------------------------------------------------------
                       Net transfers in and out (Level 3)              --
                       -------------------------------------------------------
                       Balance as of 03/31/09                $145,796,274
                       -------------------------------------------------------

Net unrealized gains/(losses) included in the Statement of Operations for investments still held at March 31, 2009 $(7,195,259).

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.  DISTRIBUTIONS FROM INVESTMENT FUNDS

Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Investment Fund as a return of capital. Once the investment's cost is received, any further distributions are recognized as realized gains.

D.  INCOME RECOGNITION AND SECURITY TRANSACTIONS

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included as unrealized appreciation or depreciation in the Statement of Operations.

E.  FUND EXPENSES

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

F.  INCOME TAXES

The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund's financial statements to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager's conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Investment Manager has determined that the adoption of FIN 48 will not have a material impact to the Fund's financial statements. However, the Investment Manager's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.  CASH AND CASH EQUIVALENTS

Cash represents cash and cash equivalents held at PFPC Trust Company ("PFPC Trust"), the Fund's custodian.

3.  MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Investment Manager provides advisory and other services. In consideration for such management services, the Fund pays the Investment Manager a monthly management fee equal to 0.1042% (approximately 1.25% on an annualized basis) and an additional administrative services fee of 0.0125% per month (0.15% on an annualized basis) of end of month Members' Capital.

The Fund and the Investment Manager have entered into an Expense Limitation and Reimbursement Agreement (the "Expense Limitation Agreement"), dated May 26, 2004, under which the Investment Manager will agree to waive its fees and, if necessary, reimburse expenses in respect of the Fund for each fiscal year that the Agreement is in place so that the total operating expenses of the Fund (excluding interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses of the Fund as well as any Incentive Allocation) do not exceed 2.30% on an annualized basis of the Fund's net assets as of the end of each month. Under the Expense Limitation Agreement, any waivers or reimbursements made by the Investment Manager will be subject to repayment by the Fund within three years of the end of the fiscal year in which the waiver or reimbursement is made, provided that repayment does not result in the Fund's aggregate operating expenses exceeding the foregoing expense limitations. For the year ended March 31, 2009, the Funds' operating expenses did not exceed the expense limitation. The Fund did not reimburse the Investment Manager, and the Investment Manager did not pay for any expenses on the Fund's behalf.

The Fund has entered into an administration agreement with PNC Global Investment Servicing, Inc. ("PNC"), formerly known as PFPC Inc., whereby PNC provides fund accounting, investor services and transfer agency functions for the Fund. As compensation for services set forth herein that are rendered by PNC during the term of this Agreement, the Fund pays PNC an annual fee ranging from 0.035% to 0.075% of the Fund's average net assets, with a minimum monthly fee of $6,250 for administration and accounting, an annual fee of 0.015% of the Fund's average net assets, with a minimum monthly fee of $3,334 for regulatory administration services, and an annual fee for Member services of $150 per Member, with a minimum monthly fee of $1,000. For the year ended March 31, 2009, administration fees totaled $320,283, of which none were waived.

PFPC Trust serves as custodian of the Fund's assets and provides custodial services to the Fund. As compensation for services, the Fund pays PFPC Trust an annual fee of 0.005% of the Fund's average gross assets, with a minimum monthly fee of $795.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

3.  MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

The Independent Directors are each paid an annual retainer of $10,000 plus reasonable out-of-pocket expenses in consideration for their attendance at meetings of the Board, and any committees thereof, and other services they may provide to the Fund.

4.  LINE OF CREDIT

From time to time, the Fund may borrow cash from a major institution under a credit agreement up to a maximum of $8 million. Interest is payable on any outstanding balance at PRIME plus Margin (0.00%) or LIBOR plus Margin (1.85%). During the year ended March 31, 2009, there were no borrowings, and there was no loan payable outstanding on March 31, 2009. Credit facility fees incurred for the year ended March 31, 2009 amounted to $36,889, which is included in other expenses in the Statement of Operations

5.  SECURITY TRANSACTIONS

Aggregate purchases and sales of Investment Funds for the year ended March 31, 2009 amounted to $77,000,190 and $38,792,799, respectively.

At March 31, 2009, the estimated cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation on investments was $12,752,306 and gross unrealized depreciation was $19,947,565, resulting in net unrealized depreciation of $7,195,259.

6.  CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION

Generally, initial and additional subscription for interests by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for interests in the Fund. The initial acceptance for subscriptions for Interests was August 1, 2004 (the "Initial Closing Date"). After the Initial Closing Date, the Fund generally accepts subscriptions for interests as of the first day of each month.

The Fund from time to time may offer to repurchase interests pursuant to written tenders by members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager and the Managing Member expect to typically recommend to the Board that the Fund offer to repurchase Interests from members of up to 25% of the Fund's net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee payable to the Fund will be charged for repurchases of Members' Interests at any time prior to the day immediately preceding the one-year anniversary of a Member's purchase of its Interests. For the year ended March 31, 2009, the fund charged repurchase fees totaling $3,187 to Members.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

6.  CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION (CONTINUED)

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial "Allocation Period" began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member's capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

At the end of each calendar year, each Member's return on investment for the year is determined and a portion of the net capital appreciation allocated to each Member's capital account during the year (the "Performance Allocation"), net of the Member's allocable share of the Management Fee and the Manager Administrative Services Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the capital account of the Special Member. The "Preferred Return" is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The "3-month U.S. Treasury Bill yield" for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15(519) under the caption "Treasury constant maturities", or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

Prior to April 1, 2005 the performance allocation was calculated in the following manner: (1) net capital appreciation up to a 6% return remains allocated to each Member (the "Preferred Return"); (2) net capital appreciation in excess of the Preferred Return is reallocated to the Special Member until it has been allocated the next 0.30% of return (the "Catch-Up"); and (3) thereafter, 95% of any net capital appreciation in excess of the Preferred Return plus the Catch-Up remains allocated to such Member, and the remaining 5% of such net capital appreciation is reallocated to the Special Member.

No Performance Allocation is made, however, with respect to a Member's capital account until any cumulative net capital depreciation previously allocated to such Member's capital account plus any Management Fees and Manager Administrative Service Fees charged to such capital account (the "Loss Carryforward") have been recovered. Any Loss Carryforward of a Member is reduced proportionately to reflect the repurchase of any portion of that Member's Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a "first in - first out" basis (i.e., the portion of the Interest being repurchased (and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Services Fees and other expenses) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero).

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

6.  CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION (CONTINUED)

Based upon profits for the year ended March 31, 2009, there was no Incentive Allocation to the Special Member. This amount is subject to change as Incentive Allocations occur at the end of each calendar year.

7.  RISK EXPOSURE

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund's risk of loss in these Investment Funds is limited to the value of the investments in the Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the units. The Investment Funds provide for periodic redemptions ranging from monthly to annually, and may be subject to various lock-up provisions and early withdrawal fees.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund's assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

Notes to Financial Statements March 31, 2009 (concluded)
--------------------------------------------------------------------------------

7.  RISK EXPOSURE (CONTINUED)

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

The Investment Funds may also invest in derivatives which represent agreements between the Investment Fund and a counterparty. Such agreements, which include forward contracts, non-exchange-traded options and swaps, usually represent an agreement between two parties to either receive or pay monies equal to the difference between a selective value or market rate and/or corresponding value or market value ("Reference Rates") upon the termination of an agreement. Such transactions can be effected on a leveraged basis which may amplify the positive or negative outcome of the change in Reference Rates.

8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9.  SUBSEQUENT EVENTS

Through May 1, 2009 the Fund received subscriptions from investors of $2,221,000 of which $965,000 was received in advance of March 31, 2009.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

Directors and Officers Biographical Data (unaudited)
--------------------------------------------------------------------------------

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the Operating Agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their addresses, their ages and descriptions of their principal occupations during the past five years are listed below.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                                                     PRINCIPAL           COMPLEX
                               POSITION(S)  TERM OF OFFICE(i)      OCCUPATION(S)         OVERSEEN
                                HELD WITH     AND LENGTH OF       DURING THE PAST           BY         OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS, AND AGE         FUND        TIME SERVED            5 YEARS            DIRECTOR                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Kenneth H. Beer                Director      May 26, 2004      Senior Vice President       None.    Board Member, Children's
Stone Energy Corporation                      to present       and Chief Financial                  Hospital of New Orleans; Board
625 East Kaliste Saloom Road                                   Officer of Stone Energy              Member, J.P. Morgan Corporate
Lafayette, LA 70508                                            Corporation (oil and                 Finance Investors Board Member,
DOB: 6-29-1957                                                 gas company); prior                  J.P. Morgan U.S. Corporate
                                                               thereto, Partner,                    Finance Investors II; Board
                                                               Director of Research                 Member, J.P. Morgan Europe
                                                               and Senior Energy                    Corporate Finance Investors II;
                                                               Analyst of Johnson Rice              Board Member, J.P. Morgan
                                                               & Co. L.L.C.                         Venture Capital Investors; Board
                                                               (investment banking                  Member, J.P. Morgan Venture
                                                               firm).                               Capital Investors II
------------------------------------------------------------------------------------------------------------------------------------

(i) EACH DIRECTOR SERVES FOR THE DURATION OF THE FUND, OR UNTIL THEIR DEATH, RESIGNATION, TERMINATION, REMOVAL OR RETIREMENT.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

---------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                                                     PRINCIPAL           COMPLEX
                               POSITION(S)  TERM OF OFFICE(i)      OCCUPATION(S)         OVERSEEN
                                HELD WITH     AND LENGTH OF       DURING THE PAST           BY         OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS, AND AGE         FUND        TIME SERVED            5 YEARS            DIRECTOR                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
S. Lawrence Prendergast        Director      May 26, 2004      Executive Vice              None.    Board Member, Batterymarch
Prendergast Capital                           to present       President of Finance of              Global Emerging Markets Fund;
Management                                                     LaBranche & Co.                      Board Member, Cincinnati
270 Davidson Avenue                                            (specialist firm on the              Incorporated; Board Member,
Somerset, NJ 08873                                             NYSE); prior thereto                 Aftermarket Technology Corp.;
DOB: 4-20-1941                                                 Chairman and CEO of                  Private Equity Fund Advisory
                                                               AT&T Investment                      Board Member, E.M. Warburg,
                                                               Management Corp. (money              Pincus & Co.; Private Equity
                                                               management company).                 Fund Advisory Board Member,
                                                                                                    Lehman Brothers; Board Member,
                                                                                                    Turrell Fund; Board Member, J.P.
                                                                                                    Morgan Corporate Finance
                                                                                                    Investors; Board Member, J.P.
                                                                                                    Morgan U.S. Corporate Finance
                                                                                                    Investors II; Board Member, J.P.
                                                                                                    Morgan Europe Corporate Finance
                                                                                                    Investors II; Board Member, J.P.
                                                                                                    Morgan Venture Capital
                                                                                                    Investors; Board Member, J.P.
                                                                                                    Morgan Venture Capital Investors
                                                                                                    II.
------------------------------------------------------------------------------------------------------------------------------------

(i) EACH DIRECTOR SERVES FOR THE DURATION OF THE FUND, OR UNTIL THEIR DEATH, RESIGNATION, TERMINATION, REMOVAL OR RETIREMENT.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

---------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                                                     PRINCIPAL           COMPLEX
                               POSITION(S)  TERM OF OFFICE(i)      OCCUPATION(S)         OVERSEEN
                                HELD WITH     AND LENGTH OF       DURING THE PAST           BY         OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS, AND AGE         FUND        TIME SERVED            5 YEARS            DIRECTOR                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Anthony G. Van Schaick         Director     October 5, 2007    Retired as of March         None.    Board Member, Lockheed Federal
c/o J.P. Morgan Alternative                   to present       2006; prior thereto                  Credit Union; Board Member,
Asset Management, Inc.                                         Vice President and                   Mission Aviation Fellowship
245 Park Avenue, Floor 3                                       Treasurer of Lockheed
New York, NY 10167                                             Martin Corp. from
DOB: 10-11-1945                                                October 2002; prior
                                                               thereto President and
                                                               CEO of Lockheed Martin
                                                               Investment Management
                                                               Co.
------------------------------------------------------------------------------------------------------------------------------------

(i) EACH DIRECTOR SERVES FOR THE DURATION OF THE FUND, OR UNTIL THEIR DEATH, RESIGNATION, TERMINATION, REMOVAL OR RETIREMENT.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

----------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                                                     PRINCIPAL           COMPLEX
                               POSITION(S)   TERM OF OFFICE(i)     OCCUPATION(S)         OVERSEEN
                                HELD WITH     AND LENGTH OF       DURING THE PAST           BY         OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS, AND AGE         FUND        TIME SERVED            5 YEARS            DIRECTOR                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Lawrence M. Unrein             Director       May 26, 2005     Managing Director,          None.    Board Member, National Surgical
JPMorgan Investment                            to present      JPMorgan Investment                  Hospitals, Inc.; and Board
Management, Inc.                                               Management, Inc.                     Member, Response Insurance;
245 Park Avenue, Floor 3                                                                            Advisory Board Member, Accel
New York, NY 10167                                                                                  Partners; Advisory Board Member,
DOB: 2-2-1956                                                                                       Accel-IDG; Advisory Board
                                                                                                    Member, Accel London; Advisory
                                                                                                    Board Member, Apax US; Advisory
                                                                                                    Board Member, Clayton, Dubilier
                                                                                                    & Rice; Advisory Board Member,
                                                                                                    Fenway Partners; Advisory Board
                                                                                                    Member, Great Hill Equity
                                                                                                    Partners; Advisory Board Member,
                                                                                                    Highbridge Capital Corp.;
                                                                                                    Advisory Board Member, MeriTech
                                                                                                    Capital Partners; Advisory Board
                                                                                                    Member, New Enterprise
                                                                                                    Associates; Advisory Board
                                                                                                    Member, North Bridge Growth
                                                                                                    Equity; Advisory Board Member,
                                                                                                    North Bridge Venture Partners;
                                                                                                    Advisory Board Member, Redpoint
                                                                                                    Omega; Advisory Board Member,
                                                                                                    Redpoint Venture Partners;
                                                                                                    Advisory Board Member, TA
                                                                                                    Associates; and Advisory Board
                                                                                                    Member, Valhalla Partners.
------------------------------------------------------------------------------------------------------------------------------------

(i) EACH DIRECTOR SERVES FOR THE DURATION OF THE FUND, OR UNTIL THEIR DEATH, RESIGNATION, TERMINATION, REMOVAL OR RETIREMENT.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

Directors and Officers Biographical Data (unaudited) (concluded)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)          TERM OF OFFICE(i)
                                      HELD WITH             AND LENGTH OF                PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE               FUND                TIME SERVED                 DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Lawrence M. Unrein              Chief Executive Officer     May 26, 2005        Managing Director, JPMorgan Investment
JPMorgan Investment                                          to present         Management, Inc.
Management, Inc.
245 Park Avenue, Floor 3
New York, NY 10167
DOB: 2-2-1956
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. DiVuolo               Chief Financial Officer     May 26, 2005        Vice President and Chief Financial
J.P. Morgan Alternative Asset                                to present         Officer, J.P. Morgan Alternative Asset
Management, Inc.                                                                Management, Inc.
245 Park Avenue, Floor 3
New York, NY 10167
DOB: 7-27-1960
------------------------------------------------------------------------------------------------------------------------------------

The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.



(i) EACH DIRECTOR SERVES FOR THE DURATION OF THE FUND, OR UNTIL THEIR DEATH, RESIGNATION, TERMINATION, REMOVAL OR RETIREMENT.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.


Supplemental Disclosure (unaudited)
--------------------------------------------------------------------------------

BOARD APPROVAL OF CONTINUANCE OF INVESTMENT MANAGEMENT AGREEMENT

The Board met in person on November 13, 2008 for the purpose of, among other things, considering whether it would be in the best interests of the Fund and the Members to approve the continuance of the investment management agreement between the Fund and the Investment Manager (the "Investment Management Agreement") for a one year period from December 1, 2008. At the November 13, 2008 Board meeting, and for the reasons described below, the Board, including all of the Independent Directors, unanimously approved the continuance of the Investment Management Agreement for a one year period from December 1, 2008.

In determining whether to approve the continuance of the Investment Management Agreement, the Board considered, among other factors, the nature, extent and quality of the services provided by the Investment Manager, the performance of the Fund, the profitability of the Fund to the Investment Manager and information about economies of scale. In considering these factors, the Board requested and reviewed a variety of information, including in comparison to such information provided in January 2006 in connection with the Board's initial approval of the Investment Management Agreement.

In considering the nature, extent and quality of the services to be provided by the Investment Manager, the Directors reviewed the services that the Investment Manager provides to the Fund. The Directors acknowledged that the Fund is registered under the Investment Company Act of 1940 and allocates its assets primarily among Investment Funds that are managed by third party Portfolio Managers who employ a range of investment techniques and strategies. The Investment Manager's services to the Fund have included investment management services, including the selection and monitoring of Investment Funds and
Portfolio Managers and direct investments in certain other instruments; maintaining appropriate accounts for the Fund's assets; and instructing certain of the Fund's service providers in connection with the Fund's investments. The Investment Manager's services also have included administrative services, including providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials relating to the Investment Manager with state and U.S. federal regulators; and reviewing and arranging for payment of the Fund's expenses. The Directors considered, among other things, the Investment Manager's management, personnel, resources, and capabilities and experience in investing through third party Portfolio Managers. The Directors also considered the Investment Manager's supervision of the Fund's service providers and its attention to the compliance programs of the Fund, the Investment Manager and certain other service providers.

The Directors reviewed the investment performance of the Fund since inception and compared that performance to the Fund's investment objective, the performance of certain indices and the Investment Manager's performance expectations.

The Directors considered the cost to the Investment Manager of the Investment Management Agreement and the profitability to the Investment Manager and its affiliates of the relationship with the Fund over various time periods. The information provided to the Directors indicated that the profitability to the Investment Manager and its affiliates arising from the Investment Management Agreement has not been excessive. The Directors acknowledged certain benefits to the reputations of the Investment Manager and the Fund from their association with each other.

                     J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

--------------------------------------------------------------------------------

The Directors considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses. The Directors received information regarding the fees paid by other funds managed by the Investment Manager that had investment objectives similar to that of the Fund. The Directors took into account information provided by the Investment Manager about differences between the Fund and those accounts, including with respect to incentive or performance fees or allocations. In considering the extent of the fees received by the Investment Manager for providing services to the Fund, the Directors evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Directors considered the Fund's historical management fees, its anticipated expense ratio, and various components of that expense ratio, along with its historical performance allocations, including how those amounts compared to the amounts projected under the various scenarios provided in January 2006.

The Directors, in considering economies of scale, reviewed information showing that the Fund had increased in size since inception but had not yet reached the asset level set out in the Investment Manager's original long-term projections.

The materials and other information described above were considered by the Board, and also were considered separately by the Independent Directors. The Directors did not identify any particular information or any single factor that was controlling, or the particular weight any Director placed on any one factor for purposes of determining whether to vote in approval of the continuance of the Investment Management Agreement. The summary set out above describes the most important factors, but not all of the matters considered by the Directors in coming to their decision regarding the Investment Management Agreement.

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that S. Lawrence Prendergast is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,100 for 2008 and $45,423 for 2009.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $146,800 for 2008 and $187,000 for 2009.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Fund's Audit Committee approves all non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act and the Sarbanes-Oxley Act of 2002.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                   (b) N/A

                   (c) 100%

                   (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

     (h) Not applicable.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                 J.P. MORGAN ALTERNATIVE ASSET MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Objective

J.P. Morgan Alternative Asset Management, Inc. ("JPMAAM"), an investment adviser registered with the U.S. Securities and Exchange Commission and an affiliate of JPMorgan Chase & Co. ("JPMC"), is responsible for the allocation of assets on behalf of its clients to various private investment funds, including hedge funds and other alternative investment pools that are structured as private limited partnerships, limited liability companies or offshore corporations (collectively, "Alternative Investments"). The voting rights of Alternative Investments generally are contract rights set forth in the organizational documents (e.g., the limited partnership agreement, Limited Liability Company agreement or memorandum and articles of association). As privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, Alternative Investments do not issue proxies. Instead, they often solicit consents from their limited partners, members or shareholders.

As an investment manager, JPMAAM, in the normal course of business, is typically granted by its clients the authority to vote the proxies or consents of Alternative Investments (and very rarely, proxies for securities that are received as a result of in-kind redemptions from Alternative Investments). In accordance with the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable fiduciary and regulatory standards, JPMAAM's objective is to vote the solicitations, consents and proxies (hereinafter referred to as "proxies") in the best interests of its clients. To further that objective, JPMAAM has adopted these Proxy Voting Policies and Procedures.

The Proxy Voting Process

1. VOTING IN GENERAL. JPMAAM's Portfolio Management Group ("PMG") as part of its ongoing analysis of client holdings monitors significant developments relating to the portfolio of Alternative Investments. Situations may arise in which more than one client invests in the same Alternative Investment or securities. BECAUSE IN THE CONTEXT OF ALTERNATIVE INVESTMENTS EACH SOLICITED VOTE RAISES UNIQUE QUESTIONS AND IS AN INTEGRAL PART OF JPMAAM'S INVESTMENT PROCESS, EACH PROXY OR OTHER SOLICITATION WITH RESPECT TO ALTERNATIVE INVESTMENTS WILL BE ANALYZED BY A MEMBER OR MEMBERS OF PMG ON A CASE-BY-CASE BASIS.

         As a result, JPMAAM may cast different votes on behalf of different clients.

2. RESPONSIBILITY FOR VOTE FOR ALTERNATIVE INVESTMENTS - PRIMARY CONTACT FOR THE MANAGER OF THE UNDERLYING HEDGE FUND OR OTHER PERSON IDENTIFIED. Where the proxy being voted is with respect to interests in an underlying hedge fund ("UHF") owned by a JPMAAM client over which JPMAAM has discretionary investment authority, it shall be the responsibility of the Primary portfolio manager ("Primary") in PMG responsible for that UHF to vote the proxy in a timely manner and otherwise in accordance with these procedures. In the absence of the Primary, the Chief Investment Officer shall assign such responsibility to another person in PMG in accordance with the procedures set forth below in this section.

3. PROCEDURES FOR VOTING PROXIES. JPMAAM has adopted the following procedures in order to ensure that all proxy materials are processed in a timely fashion:

              o All proxies and related materials should be received by, or forwarded to, JPMAAM Operations ("Operations") and processed by the designated person or persons within Operations.
              o    Operations will:
                   o    Forward the materials by e-mail to:
                        |X| the Primary for that UHF/manager, as well as PMG as a whole; and
                        |X|  the Chief Compliance Officer ("CCO").
                   o    Include in the cover email the following information:
                        |X|  name of UHF and manager;
                        |X| name(s) of the JPMAAM client portfolio(s) holding interests in this UHF; and
                        |X| the date and time by which JPMAAM must submit the proxy (the "Voting Deadline"). (This is to allow enough time for the completed proxy to be returned to the issuer prior to the Voting Deadline.)
              o The CCO will initially review the proxy material to determine if a material conflict of interest exists that would prevent PMG from voting. If there is no conflict of interest the CCO will inform PMG that it may vote the proxy as it determines. If there is a material conflict of interest, see Escalation of Conflicts of Interest, below.
              o The Primary, upon receiving approval from the CCO to vote the proxy, will analyze the proxy materials and make a decision on how to vote the proxy, conferring with other PMG personnel if appropriate. The Primary shall promptly communicate via email or otherwise in writing the decision as to how to vote each proxy to Operations (by close of business on the day before the Voting Deadline, unless otherwise agreed with Operations), copying the CCO. Once instructions are received in a timely manner from the Primary, Operations shall have responsibility for completing, executing and submitting the proxy prior to the Voting Deadline.
              o In some cases, proxy materials may stipulate how a failure to vote the proxy will be interpreted (for example, proxy materials may stipulate that a "no" vote will be deemed to be a vote in favor of the proposal, or that there is no need to submit a proxy if there is an intention to vote in favor of a proposal). In such cases, the Primary must still determine how to vote the proxy, and convey this decision via email or other written communication to Operations, as described above. If the proxy materials dictate that an actual written proxy need not be submitted, Operations shall still email PMG's decision to the UHF and keep a copy of that email in its files.

MATERIAL CONFLICTS OF INTEREST

Rule 206(4)-6 under the Advisers Act requires that the proxy voting procedures adopted and implemented by a registered investment adviser include procedures that address material conflicts of interests that may arise between the investment adviser and its clients and/or investors. Material conflicts of interest may arise when management of a JPMAAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may affect JPMAAM's relationship with such company and materially impact JPMAAM's business; or when a personal relationship between a JPMAAM officer and management of a company or other proponents of proxy proposals could impact the voting decision. Given JPMAAM's position as a subsidiary of JPMC, material conflicts of interest can also arise between the interests of JPMC and JPMAAM's clients.

ESCALATION OF CONFLICTS OF INTEREST

The CCO is responsible for initially identifying potential material conflicts of interest. If a potential material conflict of interest is identified by the CCO, JPMAAM will forward the proxy material to internal and/or external counsel for review. Such counsel will provide their advice on proceeding with the vote. If a material conflict of interest is identified involving the interests of JPMAAM and its clients or investors, it is the responsibility of the CCO, in consultation with senior management and the Proxy Voting Committee (described below) to evaluate the matter and determine the final voting decision.

Depending upon the nature of the material conflict, JPMAAM may elect to take one or more of the following measures, or other appropriate action:

         |_| removing certain JPMAAM personnel from the proxy voting process; |_| "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
         |_| deferring the vote to a proxy voting service and vote in accordance with their recommendation; or
         |_|  abstaining from voting the proxy.


The resolution of all potential and actual material conflict issues presented to senior management will be thoroughly documented.

PROXY VOTING COMMITTEE

A Proxy Voting Committee composed of senior personnel from Legal, Compliance, Risk Management, PMG and Operations can be convened to provide oversight of the proxy voting process, when necessary. The purposes of such Committee would be to
(i) review general proxy voting matters, and (ii) discuss and arrive at conclusions on more controversial proxy voting issues.

RECORDKEEPING

JPMAAM is required to maintain in an easily accessible place for five (5) years all records relating to the proxy voting process (the first two years at the office of JPMAAM). Those records will be kept by Operations and will include the following:

    |_| a copy of each proxy statement received on behalf of JPMAAM clients; |_| a record of each vote cast on behalf of JPMAAM client holdings;
    |_| a copy of all documents created by JPMAAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
    |_| a copy of each written request by a JPMAAM investor for information on how JPMAAM voted proxies on behalf of a client, as well as a copy of any written response by JPMAAM to any request by an investor for information on how JPMAAM voted proxies on behalf of a client.

Adopted:  May 26, 2004
Revised:  February 1, 2007
Revised:  January 26, 2009


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Information regarding the individuals primarily involved in the management of the Fund's portfolio is set out below. This information is provided as of June 8, 2009.

    PAUL ZUMMO is Chief Investment Officer and a Managing Director of J.P. Morgan Alternative Asset Management, Inc. (the "Adviser"), the Fund's investment adviser. He has been with the Adviser since 1994 and is responsible for investment analysis, research, due diligence and portfolio management.

    COREY CASE is Chief Operating Officer and a Managing Director of the Adviser. He has been with the Adviser since January 2001, has an extensive background in risk management and is responsible for the functional oversight of the Risk Management & Quantitative Analysis, Client Solutions, Product Development, Geneva Advisory and Infrastructure groups within the Adviser.

    REMI BOUTEILLE is Deputy Chief Investment Officer and Director of Research and a Managing Director of the Adviser. He has been with the Adviser since 2000 and is responsible for investment analysis, research, due diligence and portfolio management.

    PIERRE CHABRAN is a Vice President of the Adviser. He has been with the Adviser since May 2001 and is responsible for investment analysis, research, due diligence and portfolio management with a focus in Relative Value and Opportunistic/Global Macro strategies.

    Pierre Chabran has been primarily responsible for the day to day management of the Fund's portfolio since early March 2007, including selecting the investment funds in which the Fund will invest and allocating the Fund's assets among those investment funds. Paul Zummo, Corey Case and Remi Bouteille have final decision making authority regarding the investment funds in which the Fund (and the other pooled investment vehicles and accounts which are managed by the Adviser ("Other Adviser Accounts")) will be permitted to invest.

    The following table lists the number and types of other accounts advised by the persons named above and approximate assets under management in those accounts as of March 31, 2009. The Adviser does not manage any other registered investment companies.

                                  Pooled Investment Vehicles                           Other Accounts
Name of Portfolio                 --------------------------                           --------------
Manager                       # of Vehicles        Assets Managed           # of Accounts          Assets Managed
                              -------------        --------------           -------------          --------------

Paul Zummo                         24             $3.76 billion (1)               6                 $1.10 billion

Corey Case                         24             $3.76 billion (1)               6                 $1.10 billion

Remi Bouteille                     24             $3.76 billion (1)               6                 $1.10 billion

Pierre Chabran                      1             $71 million                     1                 $545 million


(1)      Of these assets, $478.9 million across fourteen vehicles are not subject to advisory fees based on performance.

    Potential conflicts of interest may arise regarding the allocation of limited investment opportunities to the Fund and Other Adviser Accounts. Some of the Other Adviser Accounts may have investment objectives, strategies and risks that differ from that of the Fund. Different investments may be purchased for the Fund and for Other Adviser Accounts and the performance of investments purchased by the Fund may differ from that of the investments purchased for Other Adviser Accounts. Transactions placed on behalf of Other Adviser Accounts that are directly or indirectly contrary to investment decisions made for the Fund may have the potential to adversely impact the Fund. The Adviser has adopted and implemented policies and procedures to address the potential conflicts of interest associated with managing multiple accounts on behalf of multiple clients. The Adviser monitors a variety of areas, including compliance with any stated investment guidelines and restrictions and the performance of the Fund and the Other Adviser Accounts, to ensure that each account is being managed appropriately and in accordance with the Adviser's fiduciary obligations to all its clients.

    As of March 31, 2009, the Adviser's portfolio managers receive a compensation package made up of a base salary and an annual discretionary bonus. Discretionary bonuses are closely tied to a variety of factors, including but not limited to, the investment performance of all accounts managed by the Adviser, the Adviser's overall business performance, as well as the individual portfolio manager's contribution to that performance and the Adviser's business generally including the education, training and support of the Adviser's other personnel. Discretionary bonuses are comprised of a combination of mandatory and voluntary bonus deferral programs and a cash component. Mandatory bonus deferral is generally in the form of JPMorgan Chase stock, subject to a vesting period. For certain senior portfolio managers, a part of the mandatory deferral amount may be allocated among different investment choices including one or more pooled investment vehicles managed by the Adviser, also subject to a vesting period. The voluntary bonus deferral program has various investment choices which in prior years included a pooled investment vehicle managed by the Adviser.

    As of March 31, 2009, none of the persons involved in the management of the Fund's portfolio beneficially owns any interest in the Fund.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               J.P. Morgan Multi-Strategy Fund, L.L.C.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Lawrence M. Unrein
                         -------------------------------------------------------
                           Lawrence M. Unrein, Principal Executive Officer (principal executive officer)

Date                       May 29, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Lawrence M. Unrein
                         -------------------------------------------------------
                           Lawrence M. Unrein, Principal Executive Officer (principal executive officer)

Date                       May 29, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Thomas J. DiVuolo
                         -------------------------------------------------------
                           Thomas J. DiVuolo, Principal Financial Officer (principal financial officer)

Date                       June 5, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.